UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 3, 2022

Franchise Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35588	27-3561876
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

109 Innovation Court, Suite J

Delaware, Ohio 43015

(Address of Principal Executive Offices) (ZIP Code)

(740) 363-2222

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	FRG	NASDAQ Global Market
7.50% Series A Cumulative Perpetual Preferred Stock, par value $0.01 per share and liquidation preference of $25.00 per share	FRGAP	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 3, 2022, Franchise Group, Inc. (the “Company”), Valor Acquisition, LLC, (together with its subsidiaries that are also borrowers, the “TVS Borrowers”), Franchise Group Newco Intermediate AF, LLC (together with its subsidiaries that are also borrowers, the “AFG Borrowers”) and Franchise Group Newco PSP, LLC (together with its subsidiaries that are also borrowers, the “PSP Borrowers” and, together with the Company, the TVS Borrowers and the AFG Borrowers, the “ABL Borrowers”) entered into the Second Amendment (the “ABL Amendment”) to the Third Amended and Restated Loan and Security Agreement (as amended, the “FRG ABL Revolver Agreement” and the senior secured revolving loan facility thereunder, the “ABL Revolver”) by and among the ABL Borrowers, the guarantors from time to time party thereto (together with the ABL Borrowers, the “ABL Loan Parties”), the lenders and issuing bank from time to time party thereto and JPMorgan Chase Bank, N.A., as agent (the “ABL Agent”). The ABL Amendment amends the FRG ABL Revolver Agreement to, among other things, increase the revolving credit facility commitments to $250,000,000, change the reference rate from LIBOR to SOFR, amend certain negative covenants regarding investments for a time period specified therein, and limits the maximum principal amount of loans outstanding under the FRG ABL Revolver Agreement to $200,000,000 for a time period specified therein.

The description of the ABL Amendment is qualified in its entirety by reference to the text of the document that is attached as Exhibit 10.1 to this Current Report on Form 8-K.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in "Item 1.01 Entry into a Material Definitive Agreement" is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

d)	Exhibits.

Exhibit No.	Description

10.1	Second Amendment to the Third Amended and Restated Loan and Security Agreement by and among the ABL Borrower, the guarantors party from time to time party thereto, the lenders and issuing bank from time to time party thereto, and JPMorgan Chase Bank, N.A., as agent

104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANCHISE GROUP, INC.

Date: June 6, 2022	By: /s/ Eric Seeton
Name: Eric Seeton
Title: Chief Financial Officer